UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N‑CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811‑21735

Eaton Vance Tax‑Managed Buy‑Write Opportunities Fund
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

Deidre E. Walsh
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)

(617) 482‑8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
June 30, 2023
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund (ETV)
Semiannual Report
June 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.
Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.
The Fund currently distributes monthly cash distributions equal to $0.0949 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.
The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report June 30, 2023
Eaton Vance
Tax-Managed Buy-Write Opportunities Fund

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Performance

Portfolio Manager(s) Thomas C. Seto of Parametric Portfolio Associates LLC and Charles B. Gaffney and Douglas R. Rogers, CFA, CMT of Eaton Vance Management
% Average Annual Total Returns[1]	Inception Date	Six Months	One Year	Five Years	Ten Years
Fund at NAV	06/30/2005	14.33%	13.81%	7.10%	8.99%
Fund at Market Price	—	8.91	3.83	5.59	9.42

S&P 500® Index	—	16.89%	19.59%	12.30%	12.86%
NASDAQ-100® Index	—	39.35	33.13	17.65	19.21
Cboe S&P 500 BuyWrite IndexSM	—	10.47	9.02	4.42	6.26
Cboe NASDAQ-100 BuyWrite IndexSM	—	19.25	14.33	5.18	7.59
% Premium/Discount to NAV[2]
As of period end	(3.33)%
Distributions[3]
Total Distributions per share for the period	$0.569
Distribution Rate at NAV	8.61%
Distribution Rate at Market Price	8.91
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Fund Profile

Sector Allocation (% of total investments)[1]
Top 10 Holdings (% of total investments)[1]
Apple, Inc.	10.6%
Microsoft Corp.	10.1
Amazon.com, Inc.	5.1
Meta Platforms, Inc., Class A	3.2
Alphabet, Inc., Class A	3.0
Alphabet, Inc., Class C	2.9
Tesla, Inc.	2.5
Advanced Micro Devices, Inc.	1.7
Netflix, Inc.	1.7
Texas Instruments, Inc.	1.6
Total	42.4%

Footnotes:
[1]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Endnotes and Additional Disclosures

[1]	S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. NASDAQ-100® Index includes 100 of the largest domestic and international securities (by market cap), excluding financials, listed on NASDAQ. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Cboe S&P 500 BuyWrite IndexSM measures the performance of a hypothetical buy-write strategy on the S&P 500® Index. Cboe NASDAQ-100 BuyWrite IndexSM measures the performance of a theoretical portfolio that owns stocks included in the NASDAQ-100® Index and writes (sells) NASDAQ-100® Index covered call options. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
[3]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
Fund profile subject to change due to active management.
Important Notice to Shareholders
On January 26, 2023, the Fund’s Board of Trustees voted to exempt, on a going forward basis, all prior and, until further notice, new acquisitions of Fund shares that otherwise might be deemed “Control Share Acquisitions” under the Fund’s By-Laws from the Control Share Provisions of the Fund’s By-Laws.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Portfolio of Investments (Unaudited)

Common Stocks — 101.5%
Security	Shares	Value
Aerospace & Defense — 0.9%
Boeing Co. (The)(1)(2)	15,470	$ 3,266,645
Huntington Ingalls Industries, Inc.	905	205,978
L3Harris Technologies, Inc.(2)	6,224	1,218,472
Northrop Grumman Corp.(2)	17,902	8,159,732
Textron, Inc.(2)	26,970	1,823,981
		$ 14,674,808
Air Freight & Logistics — 0.4%
FedEx Corp.(2)	25,598	$ 6,345,744
		$ 6,345,744
Automobile Components — 0.1%
Aptiv PLC(1)(2)	8,473	$ 865,009
		$ 865,009
Automobiles — 2.5%
Tesla, Inc.(1)(2)	148,469	$ 38,864,730
		$ 38,864,730
Banks — 1.7%
Bank of America Corp.(2)	130,000	$ 3,729,700
Fifth Third Bancorp(2)	88,466	2,318,694
Huntington Bancshares, Inc.(2)	179,679	1,936,940
JPMorgan Chase & Co.(2)	82,718	12,030,506
KeyCorp(2)	112,564	1,040,091
Regions Financial Corp.(2)	254,924	4,542,746
Truist Financial Corp.(2)	41,626	1,263,349
		$ 26,862,026
Beverages — 1.9%
Coca-Cola Co. (The)(2)	153,903	$ 9,268,039
Constellation Brands, Inc., Class A(2)	3,691	908,466
PepsiCo, Inc.(2)	101,770	18,849,839
		$ 29,026,344
Biotechnology — 2.3%
AbbVie, Inc.(2)	22,523	$ 3,034,524
Amgen, Inc.(2)	59,770	13,270,136
Biogen, Inc.(1)(2)	15,031	4,281,580
Gilead Sciences, Inc.(2)	202,361	15,595,962
		$ 36,182,202
Security	Shares	Value
Broadline Retail — 5.8%
Amazon.com, Inc.(1)(2)	610,038	$ 79,524,554
MercadoLibre, Inc.(1)(2)	5,724	6,780,650
PDD Holdings, Inc. ADR(1)(2)	46,543	3,217,983
		$ 89,523,187
Building Products — 0.6%
Allegion PLC(2)	10,516	$ 1,262,130
Johnson Controls International PLC(2)	51,461	3,506,553
Masterbrand, Inc. (1)	6,049	70,350
Trane Technologies PLC(2)	23,525	4,499,391
		$ 9,338,424
Capital Markets — 1.7%
CME Group, Inc.(2)	12,294	$ 2,277,955
Goldman Sachs Group, Inc. (The)(2)	14,895	4,804,233
Moody's Corp.(2)	24,502	8,519,835
S&P Global, Inc.(2)	25,175	10,092,406
T. Rowe Price Group, Inc.(2)	8,379	938,616
		$ 26,633,045
Chemicals — 1.6%
Air Products and Chemicals, Inc.(2)	13,083	$ 3,918,751
Corteva, Inc.(2)	20,341	1,165,539
Dow, Inc.(2)	20,341	1,083,362
DuPont de Nemours, Inc.(2)	20,341	1,453,161
Linde PLC(2)	19,727	7,517,565
PPG Industries, Inc.(2)	59,416	8,811,393
Sherwin-Williams Co. (The)	2,223	590,251
		$ 24,540,022
Commercial Services & Supplies — 0.8%
Copart, Inc.(1)(2)	81,972	$ 7,476,666
Republic Services, Inc.	10,663	1,633,252
Waste Management, Inc.(2)	14,356	2,489,617
		$ 11,599,535
Communications Equipment — 1.3%
Cisco Systems, Inc.(2)	379,022	$ 19,610,598
		$ 19,610,598
Construction Materials — 0.0%(3)
Martin Marietta Materials, Inc.	824	$ 380,433
		$ 380,433

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Portfolio of Investments (Unaudited) — continued

Security	Shares	Value
Consumer Finance — 0.9%
American Express Co.(2)	26,474	$ 4,611,771
Capital One Financial Corp.(2)	10,757	1,176,493
Discover Financial Services(2)	65,245	7,623,878
Synchrony Financial	13,342	452,561
		$ 13,864,703
Consumer Staples Distribution & Retail — 1.1%
Kroger Co. (The)(2)	117,338	$ 5,514,886
Target Corp.(2)	9,637	1,271,120
Walmart, Inc.(2)	63,698	10,012,052
		$ 16,798,058
Containers & Packaging — 0.2%
Avery Dennison Corp.	902	$ 154,964
Packaging Corp. of America(2)	14,417	1,905,351
WestRock Co.(2)	21,317	619,685
		$ 2,680,000
Distributors — 0.1%
Genuine Parts Co.(2)	9,927	$ 1,679,946
		$ 1,679,946
Diversified Telecommunication Services — 0.2%
Verizon Communications, Inc.(2)	87,572	$ 3,256,803
		$ 3,256,803
Electric Utilities — 1.1%
Edison International(2)	98,847	$ 6,864,924
NextEra Energy, Inc.(2)	129,115	9,580,333
NRG Energy, Inc.(2)	25,141	940,022
		$ 17,385,279
Electrical Equipment — 0.5%
Eaton Corp. PLC	6,652	$ 1,337,717
Generac Holdings, Inc.(1)(2)	19,090	2,846,892
Rockwell Automation, Inc.(2)	8,828	2,908,385
		$ 7,092,994
Energy Equipment & Services — 0.0%(3)
Halliburton Co.	12,111	$ 399,542
Helmerich & Payne, Inc.	4,130	146,408
		$ 545,950
Entertainment — 2.1%
Netflix, Inc.(1)(2)	59,889	$ 26,380,506
Security	Shares	Value
Entertainment (continued)
Walt Disney Co. (The)(1)(2)	69,946	$ 6,244,779
		$ 32,625,285
Financial Services — 2.5%
Berkshire Hathaway, Inc., Class B(1)(2)	23,084	$ 7,871,644
Fidelity National Information Services, Inc.(2)	61,172	3,346,108
FleetCor Technologies, Inc.(1)(2)	5,032	1,263,435
Mastercard, Inc., Class A(2)	27,000	10,619,100
Visa, Inc., Class A(2)	62,566	14,858,174
		$ 37,958,461
Food Products — 1.4%
General Mills, Inc.	7,733	$ 593,121
Hershey Co. (The)(2)	10,040	2,506,988
Hormel Foods Corp.(2)	21,160	851,055
JM Smucker Co. (The)	1,072	158,302
Lamb Weston Holdings, Inc.(2)	16,086	1,849,086
McCormick & Co., Inc., Non Voting Shares	1,493	130,235
Mondelez International, Inc., Class A(2)	212,633	15,509,451
		$ 21,598,238
Ground Transportation — 0.7%
Norfolk Southern Corp.(2)	10,293	$ 2,334,040
Union Pacific Corp.(2)	37,756	7,725,633
		$ 10,059,673
Health Care Equipment & Supplies — 2.8%
Abbott Laboratories(2)	19,651	$ 2,142,352
Baxter International, Inc.(2)	36,672	1,670,776
Edwards Lifesciences Corp.(1)(2)	66,378	6,261,437
Intuitive Surgical, Inc.(1)(2)	69,017	23,599,673
Stryker Corp.(2)	33,820	10,318,144
		$ 43,992,382
Health Care Providers & Services — 2.3%
Cigna Group (The)(2)	27,981	$ 7,851,469
CVS Health Corp.(2)	47,896	3,311,050
DaVita, Inc.(1)(2)	11,550	1,160,428
McKesson Corp.(2)	7,813	3,338,573
UnitedHealth Group, Inc.(2)	41,468	19,931,180
		$ 35,592,700
Hotels, Restaurants & Leisure — 2.4%
Caesars Entertainment, Inc.(1)(2)	25,480	$ 1,298,716
Chipotle Mexican Grill, Inc.(1)(2)	3,188	6,819,132
Darden Restaurants, Inc.(2)	21,181	3,538,922

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Portfolio of Investments (Unaudited) — continued

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Marriott International, Inc., Class A(2)	67,519	$ 12,402,565
McDonald's Corp.(2)	38,486	11,484,607
Yum! Brands, Inc.(2)	14,466	2,004,264
		$ 37,548,206
Household Durables — 0.2%
D.R. Horton, Inc.	5,136	$ 625,000
Garmin, Ltd.	1,245	129,841
PulteGroup, Inc.	21,021	1,632,911
Whirlpool Corp.(2)	8,566	1,274,535
		$ 3,662,287
Household Products — 0.5%
Clorox Co. (The)(2)	27,426	$ 4,361,831
Procter & Gamble Co. (The)(2)	26,245	3,982,416
		$ 8,344,247
Industrial REITs — 0.2%
ProLogis, Inc.(2)	21,785	$ 2,671,495
		$ 2,671,495
Insurance — 1.3%
American International Group, Inc.(2)	30,480	$ 1,753,819
Chubb, Ltd.(2)	35,393	6,815,276
Lincoln National Corp.	11,270	290,315
Marsh & McLennan Cos., Inc.(2)	18,528	3,484,746
Travelers Cos., Inc. (The)(2)	39,257	6,817,371
Unum Group	5,352	255,291
		$ 19,416,818
Interactive Media & Services — 9.3%
Alphabet, Inc., Class A(1)(2)	390,780	$ 46,776,366
Alphabet, Inc., Class C(1)(2)	373,840	45,223,425
Meta Platforms, Inc., Class A(1)(2)	177,524	50,945,837
		$ 142,945,628
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.(2)	11,884	$ 1,429,051
Danaher Corp.(2)	9,298	2,231,520
Revvity, Inc.(2)	23,065	2,739,891
Thermo Fisher Scientific, Inc.(2)	4,361	2,275,352
		$ 8,675,814
Machinery — 1.1%
Caterpillar, Inc.(2)	8,507	$ 2,093,147
Security	Shares	Value
Machinery (continued)
Dover Corp.(2)	25,606	$ 3,780,726
Flowserve Corp.	4,274	158,779
Ingersoll Rand, Inc.(2)	20,758	1,356,743
Parker-Hannifin Corp.(2)	12,967	5,057,649
Stanley Black & Decker, Inc.(2)	43,010	4,030,467
		$ 16,477,511
Media — 1.0%
Comcast Corp., Class A(2)	363,307	$ 15,095,406
Interpublic Group of Cos., Inc. (The)	8,737	337,073
Omnicom Group, Inc.	2,899	275,840
		$ 15,708,319
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.(2)	94,914	$ 3,796,560
Newmont Corp.(2)	27,133	1,157,494
		$ 4,954,054
Multi-Utilities — 0.8%
CMS Energy Corp.(2)	185,235	$ 10,882,556
Dominion Energy, Inc.(2)	13,703	709,678
Sempra Energy	3,081	448,563
		$ 12,040,797
Oil, Gas & Consumable Fuels — 2.3%
Chevron Corp.(2)	68,096	$ 10,714,906
Devon Energy Corp.(2)	38,728	1,872,111
Diamondback Energy, Inc.(2)	88,555	11,632,585
Exxon Mobil Corp.(2)	37,037	3,972,218
Marathon Oil Corp.	20,484	471,542
ONEOK, Inc.(2)	27,001	1,666,502
Phillips 66(2)	42,445	4,048,404
Williams Cos., Inc. (The)(2)	48,643	1,587,221
		$ 35,965,489
Passenger Airlines — 0.1%
Alaska Air Group, Inc.(1)	3,244	$ 172,516
Southwest Airlines Co.(2)	50,084	1,813,541
United Airlines Holdings, Inc.(1)	5,240	287,519
		$ 2,273,576
Personal Care Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A(2)	29,712	$ 5,834,843
		$ 5,834,843

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Portfolio of Investments (Unaudited) — continued

Security	Shares	Value
Pharmaceuticals — 2.7%
Bristol-Myers Squibb Co.(2)	116,387	$ 7,442,949
Eli Lilly & Co.(2)	12,756	5,982,309
Johnson & Johnson(2)	41,122	6,806,513
Merck & Co., Inc.(2)	117,905	13,605,058
Pfizer, Inc.(2)	220,239	8,078,366
		$ 41,915,195
Professional Services — 1.3%
Ceridian HCM Holding, Inc.(1)(2)	119,930	$ 8,031,712
Equifax, Inc.(2)	14,785	3,478,911
Paycom Software, Inc.(2)	25,212	8,099,103
Robert Half International, Inc.(2)	12,784	961,612
		$ 20,571,338
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(1)(2)	16,438	$ 1,326,711
		$ 1,326,711
Residential REITs — 0.4%
Apartment Income REIT Corp.(2)	34,427	$ 1,242,470
Apartment Investment and Management Co., Class A(2)	27,957	238,194
Mid-America Apartment Communities, Inc.(2)	35,583	5,403,634
		$ 6,884,298
Semiconductors & Semiconductor Equipment — 10.3%
Advanced Micro Devices, Inc.(1)(2)	233,656	$ 26,615,755
Analog Devices, Inc.(2)	94,000	18,312,140
ASML Holding NV - NY Shares(2)(4)	12,644	9,163,739
Enphase Energy, Inc.(1)(2)	13,450	2,252,606
First Solar, Inc.(1)	7,900	1,501,711
Intel Corp.(2)	363,631	12,159,821
Lam Research Corp.(2)	23,778	15,285,925
Microchip Technology, Inc.(2)	127,489	11,421,739
NXP Semiconductors NV(2)	47,520	9,726,394
ON Semiconductor Corp.(1)(2)	112,220	10,613,767
QUALCOMM, Inc.(2)	135,407	16,118,849
SolarEdge Technologies, Inc.(1)(2)	1,892	509,043
Texas Instruments, Inc.(2)	138,208	24,880,204
		$ 158,561,693
Software — 14.6%
Adobe, Inc.(1)(2)	35,801	$ 17,506,331
Fortinet, Inc.(1)(2)	143,167	10,821,993
Microsoft Corp.(2)	466,879	158,990,975
Oracle Corp.(2)	117,474	13,989,979
Salesforce, Inc.(1)(2)	42,773	9,036,224
Security	Shares	Value
Software (continued)
ServiceNow, Inc.(1)(2)	13,840	$ 7,777,665
Splunk, Inc.(1)(2)	12,000	1,273,080
Synopsys, Inc.(1)(2)	12,576	5,475,716
		$ 224,871,963
Specialized REITs — 0.4%
American Tower Corp.(2)	17,730	$ 3,438,556
Iron Mountain, Inc.(2)	38,019	2,160,240
		$ 5,598,796
Specialty Retail — 1.4%
Advance Auto Parts, Inc.(2)	18,636	$ 1,310,111
Best Buy Co., Inc.(2)	29,375	2,407,281
Home Depot, Inc. (The)(2)	47,173	14,653,821
Ross Stores, Inc.(2)	26,000	2,915,380
TJX Cos., Inc. (The)	5,474	464,141
Tractor Supply Co.	1,174	259,571
		$ 22,010,305
Technology Hardware, Storage & Peripherals — 10.8%
Apple, Inc.(2)	855,388	$ 165,919,610
		$ 165,919,610
Textiles, Apparel & Luxury Goods — 0.7%
NIKE, Inc., Class B(2)	91,077	$ 10,052,168
		$ 10,052,168
Tobacco — 0.2%
Altria Group, Inc.(2)	38,103	$ 1,726,066
Philip Morris International, Inc.(2)	16,505	1,611,218
		$ 3,337,284
Trading Companies & Distributors — 0.6%
Fastenal Co.(2)	158,488	$ 9,349,207
		$ 9,349,207
Total Common Stocks (identified cost $380,144,853)		$1,566,494,231

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Portfolio of Investments (Unaudited) — continued

Short-Term Investments — 0.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.03%(5)	3,574,176	$ 3,574,176
Total Short-Term Investments (identified cost $3,574,176)		$ 3,574,176
Total Investments — 101.7% (identified cost $383,719,029)		$1,570,068,407
Total Written Call Options — (1.5)% (premiums received $13,916,087)		$ (23,550,797)
Other Assets, Less Liabilities — (0.2)%		$ (3,375,396)
Net Assets — 100.0%		$1,543,142,214
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Security (or a portion thereof) has been pledged as collateral for written options.
(3)	Amount is less than 0.05%.
(4)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At June 30, 2023, the aggregate value of these securities is $9,163,739 or 0.6% of the Fund's net assets.
(5)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of June 30, 2023.

Written Call Options (Exchange-Traded) — (1.5)%
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
NASDAQ 100 Index	32	$48,573,472	$14,900	7/5/23	$ (921,280)
NASDAQ 100 Index	32	48,573,472	14,800	7/6/23	(1,261,280)
NASDAQ 100 Index	33	50,091,393	14,850	7/7/23	(1,189,980)
NASDAQ 100 Index	33	50,091,393	14,900	7/10/23	(1,088,340)
NASDAQ 100 Index	33	50,091,393	15,200	7/12/23	(533,940)
NASDAQ 100 Index	31	47,055,551	15,500	7/14/23	(229,865)
NASDAQ 100 Index	32	48,573,472	15,300	7/17/23	(488,960)
NASDAQ 100 Index	32	48,573,472	15,200	7/19/23	(697,440)
NASDAQ 100 Index	33	50,091,393	15,100	7/21/23	(966,405)
NASDAQ 100 Index	32	48,573,472	15,200	7/24/23	(806,400)
NASDAQ 100 Index	33	50,091,393	15,200	7/26/23	(934,395)
NASDAQ 100 Index	32	48,573,472	15,500	7/28/23	(602,120)
S&P 500 Index	168	74,766,384	4,350	7/5/23	(1,676,640)
S&P 500 Index	169	75,211,422	4,350	7/6/23	(1,722,955)
S&P 500 Index	169	75,211,422	4,360	7/7/23	(1,571,700)
S&P 500 Index	168	74,766,384	4,360	7/10/23	(1,580,040)
S&P 500 Index	168	74,766,384	4,430	7/12/23	(711,480)
S&P 500 Index	166	73,876,308	4,485	7/14/23	(322,040)
S&P 500 Index	166	73,876,308	4,430	7/17/23	(839,130)
S&P 500 Index	166	73,876,308	4,425	7/19/23	(953,670)
S&P 500 Index	167	74,321,346	4,400	7/21/23	(1,353,535)
S&P 500 Index	167	74,321,346	4,400	7/24/23	(1,385,265)
S&P 500 Index	168	74,766,384	4,420	7/26/23	(1,246,560)
S&P 500 Index	165	73,431,270	4,510	7/28/23	(467,377)
Total					$(23,550,797)

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Portfolio of Investments (Unaudited) — continued

Abbreviations:
ADR	– American Depositary Receipt
REITs	– Real Estate Investment Trusts

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Statement of Assets and Liabilities (Unaudited)

June 30, 2023
Assets
Unaffiliated investments, at value (identified cost $380,144,853)	$1,566,494,231
Affiliated investments, at value (identified cost $3,574,176)	3,574,176
Cash	22,376
Dividends receivable	801,099
Dividends receivable from affiliated investments	20,508
Receivable for premiums on written options	1,069,497
Total assets	$1,571,981,887
Liabilities
Written options outstanding, at value (premiums received $13,916,087)	$23,550,797
Payable for closed written options	3,413,807
Payable to affiliates:
Investment adviser fee	1,253,300
Trustees' fees	21,925
Accrued expenses	599,844
Total liabilities	$28,839,673
Net Assets	$1,543,142,214
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$1,167,546
Additional paid-in capital	490,274,332
Distributable earnings	1,051,700,336
Net Assets	$1,543,142,214
Common Shares Issued and Outstanding	116,754,568
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$13.22

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Statement of Operations (Unaudited)

Six Months Ended
June 30, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $21,053)	$10,333,711
Dividend income from affiliated investments	170,743
Total investment income	$10,504,454
Expenses
Investment adviser fee	$7,035,171
Trustees’ fees and expenses	38,654
Custodian fee	180,392
Transfer and dividend disbursing agent fees	9,169
Legal and accounting services	56,870
Printing and postage	235,643
Miscellaneous	108,603
Total expenses	$7,664,502
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$5,812
Total expense reductions	$5,812
Net expenses	$7,658,690
Net investment income	$2,845,764
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$54,706,295
Written options	(72,670,790)
Foreign currency transactions	23
Net realized loss	$(17,964,472)
Change in unrealized appreciation (depreciation):
Investments	$225,209,050
Written options	(20,450,675)
Foreign currency	(3)
Net change in unrealized appreciation (depreciation)	$204,758,372
Net realized and unrealized gain	$186,793,900
Net increase in net assets from operations	$189,639,664

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$2,845,764	$5,714,232
Net realized gain (loss)	(17,964,472)	90,186,028
Net change in unrealized appreciation (depreciation)	204,758,372	(390,409,205)
Net increase (decrease) in net assets from operations	$189,639,664	$(294,508,945)
Distributions to shareholders	$(64,348,884)*	$(48,362,052)
Tax return of capital to shareholders	$—	$(91,934,438)
Capital share transactions:
Proceeds from shelf offering, net of offering costs (see Note 5)	$—	$47,396,813
Reinvestment of distributions	2,879,543	14,043,997
Issued in connection with tax-free reorganization (see Note 9)	93,519,783	—
Net increase in net assets from capital share transactions	$96,399,326	$61,440,810
Net increase (decrease) in net assets	$221,690,106	$(373,364,625)
Net Assets
At beginning of period	$1,321,452,108	$1,694,816,733
At end of period	$1,543,142,214	$1,321,452,108
*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Financial Highlights

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value — Beginning of period	$12.100	$16.130	$14.480	$14.640	$13.360	$15.010
Income (Loss) From Operations
Net investment income(1)	$0.025	$0.053	$0.013	$0.075	$0.083	$0.077
Net realized and unrealized gain (loss)	1.664	(2.798)	2.910	1.080	2.486	(0.436)
Total income (loss) from operations	$1.689	$(2.745)	$2.923	$1.155	$2.569	$(0.359)
Less Distributions
From net investment income	$(0.569)*	$(0.051)	$—	$(0.074)	$(0.082)	$(0.076)
From net realized gain	—	(0.396)	—	—	—	(0.394)
Tax return of capital	—	(0.851)	(1.330)	(1.256)	(1.248)	(0.860)
Total distributions	$(0.569)	$(1.298)	$(1.330)	$(1.330)	$(1.330)	$(1.330)
Premium from common shares sold through shelf offering (see Note 5)(1)	$—	$0.013	$0.057	$0.015	$0.041	$0.039
Net asset value — End of period	$13.220	$12.100	$16.130	$14.480	$14.640	$13.360
Market value — End of period	$12.780	$12.280	$16.740	$15.350	$14.950	$13.480
Total Investment Return on Net Asset Value(2)	14.33%(3)	(17.55)%	21.39%	9.14%	20.23%	(2.65)%
Total Investment Return on Market Value(2)	8.91%(3)	(19.37)%	18.84%	13.30%	21.68%	(4.08)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,543,142	$1,321,452	$1,694,817	$1,327,348	$1,268,146	$1,039,071
Ratios (as a percentage of average daily net assets):
Expenses	1.09%(4)(5)	1.08%(5)	1.08%	1.09%	1.08%	1.09%
Net investment income	0.40%(4)	0.39%	0.08%	0.55%	0.59%	0.52%
Portfolio Turnover	3%(3)	19%	9%	9%	6%	9%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(3)	Not annualized.
(4)	Annualized.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the six months ended June 30, 2023 and the year ended December 31, 2022).
*	A portion of the distributions may be deemed from net realized gain or a tax return of capital at year-end. See Note 2.

See Notes to Financial Statements.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies
Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.
Foreign Currencies. Foreign currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of June 30, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Other assets and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Notes to Financial Statements (Unaudited) — continued

G  Indemnifications—Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Written Options—Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
I  Interim Financial Statements—The interim financial statements relating to June 30, 2023 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.
2  Distributions to Shareholders and Income Tax Information
Subject to its Managed Distribution Plan, the Fund makes monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended June 30, 2023, the amount of distributions estimated to be a tax return of capital was approximately $61,847,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.
In connection with the reorganization on April 14, 2023 (see Note 9), the Fund acquired deferred capital losses of $18,870,129, which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Utilization of these deferred capital losses may be limited in accordance with certain income tax regulations.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at June 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$385,663,588
Gross unrealized appreciation	$1,161,195,278
Gross unrealized depreciation	(341,256)
Net unrealized appreciation	$1,160,854,022

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Notes to Financial Statements (Unaudited) — continued

3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets, as defined in the investment advisory agreement, and is payable monthly. For purposes of this calculation, gross assets represent net assets plus obligations attributable to investment leverage. During the six months ended June 30, 2023, the Fund had no obligations attributable to investment leverage. For the six months ended June 30, 2023, the investment adviser fee amounted to $7,035,171.
Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVM pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the six months ended June 30, 2023, the investment adviser fee paid was reduced by $5,812 relating to the Fund’s investment in the Liquidity Fund. EVM also serves as administrator of the Fund, but receives no compensation.
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2023, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.
4  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $43,752,019 and $162,513,275, respectively, for the six months ended June 30, 2023.
5  Common Shares of Beneficial Interest and Shelf Offering
Common shares issued by the Fund pursuant to its dividend reinvestment plan for the six months ended June 30, 2023 and the year ended December 31, 2022 were 230,558 and 1,027,571, respectively.
In August 2012, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the six months ended June 30, 2023 and the year ended December 31, 2022.
Pursuant to its most recent registration statement filed with the SEC the Fund is authorized to issue up to an additional 19,503,313 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Fund, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Fund's net asset value per common share.
During the six months ended June 30, 2023, there were no shares sold by the Fund pursuant to its shelf offering. During the year ended December 31, 2022, the Fund sold 3,087,599 common shares and received proceeds (net of offering costs) of $47,396,813 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $1,455,922 for the year ended December 31, 2022. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Fund’s shares and is entitled to receive a sales commission from the Fund of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Fund was informed that the sales commissions retained by EVD during the year ended December 31, 2022 was $95,752.
6  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2023 is included in the Portfolio of Investments. At June 30, 2023, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Notes to Financial Statements (Unaudited) — continued

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the value of the underlying index decline.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at June 30, 2023 was as follows:
	Fair Value
Derivative	Asset Derivative	Liability Derivative(1)
Written options	$ —	$(23,550,797)
(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended June 30, 2023 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Written options	$(72,670,790)	$(20,450,675)
(1)	Statement of Operations location: Net realized gain (loss): Written options.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Written options.
The average number of written options contracts outstanding during the six months ended June 30, 2023, which is indicative of the volume of this derivative type, was 2,413 contracts.
7  Affiliated Investments
At June 30, 2023, the value of the Fund's investment in funds that may be deemed to be affiliated was $3,574,176, which represents 0.2% of the Fund's net assets. Transactions in such investments by the Fund for the six months ended June 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$5,154,137	$118,658,428	$(120,238,389)	$ —	$ —	$3,574,176	$170,743	3,574,176
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Notes to Financial Statements (Unaudited) — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At June 30, 2023, the hierarchy of inputs used in valuing the Fund's investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,566,494,231*	$ —	$ —	$1,566,494,231
Short-Term Investments	3,574,176	—	—	3,574,176
Total Investments	$ 1,570,068,407	$ —	$ —	$1,570,068,407
Liability Description
Written Call Options	$ (23,550,797)	$ —	$ —	$ (23,550,797)
Total	$ (23,550,797)	$ —	$ —	$ (23,550,797)
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
9  Reorganization
At the close of business on April 14, 2023, the Fund acquired the net assets of Eaton Vance Tax-Managed Buy-Write Strategy Fund (Buy-Write Strategy Fund) pursuant to an Agreement and Plan of Reorganization approved by shareholders of Buy-Write Strategy Fund. The purpose of the transaction was to combine two funds managed by EVM with substantially similar investment objectives and policies. The reorganization was accomplished by a tax-free exchange of 7,331,770 shares of the Fund (valued at $93,519,783) for the 9,769,874 shares of Buy-Write Strategy Fund outstanding on April 14, 2023.
The investment portfolio of Buy-Write Strategy Fund, with a fair value of $82,082,623 and identified cost of $46,010,081 and cash were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from Buy-Write Strategy Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $1,395,732,729. The net assets of Buy-Write Strategy Fund at that date of $93,519,783, including $18,870,129 of accumulated net realized losses and $36,072,542 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $1,489,252,512.
Assuming the acquisition had been completed on January 1, 2023, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the six months ended June 30, 2023 are as follows:
Net investment income	$2,888,882
Net realized and unrealized gain	$193,797,862
Net increase in net assets from operations	$196,686,744
Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Buy-Write Strategy Fund that have been included in the Fund’s Statement of Operations since April 14, 2023.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 12, 2023. The following action was taken by the shareholders:
Proposal 1(b): The election of Alan C. Bowser, Mark R. Fetting, Valerie A. Mosley and Marcus L. Smith as Class III Trustees of the Fund for a three-year term expiring in 2026.
	Number of Shares
Nominees for Trustee	For	Withheld
Alan C. Bowser	74,621,947	1,984,990
Mark R. Fetting	74,695,190	1,911,747
Valerie A. Mosley	74,400,477	2,206,460
Marcus L. Smith	74,460,053	2,146,884

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the “Fund”) and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement between the Adviser and Parametric

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Board of Trustees’ Contract Approval — continued

Portfolio Associates LLC (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating its activities in implementing the Fund’s investment strategies. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on one or more U.S. indices. The Board considered that the Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources. With respect to the Sub-adviser, the Board considered the experience of the Sub-adviser’s investment professionals in deploying quantitative-based investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group and lower than the median performance of the Fund’s custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its blended benchmark index, higher than two of its secondary benchmark indexes, lower than one other secondary benchmark index and lower than its primary benchmark index for the three-year period. The Board noted certain actions taken by the Adviser to address Fund performance, and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, and determined to continue to monitor and evaluate their effectiveness over time.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that the Fund is authorized to issue additional common shares through a shelf offering. The Board did not find that the implementation of breakpoints in the advisory fee schedule is warranted at this time.

Eaton Vance
Tax-Managed Buy-Write Opportunities Fund
June 30, 2023
Officers and Trustees

Officers
R. Kelly Williams, Jr. President	Nicholas S. Di Lorenzo Secretary
Deidre E. Walsh Vice President and Chief Legal Officer	Richard F. Froio Chief Compliance Officer
James F. Kirchner Treasurer
Trustees
George J. Gorman Chairperson
Alan C. Bowser(1)
Mark R. Fetting
Cynthia E. Frost
Valerie A. Mosley
Anchal Pachnanda*(2)
Keith Quinton
Marcus L. Smith
Susan J. Sutherland
Scott E. Wennerholm
Nancy A. Wiser

*	Interested Trustee
(1)	Mr. Bowser began serving as Trustee effective January 4, 2023.
(2)	Ms. Pachnanda began serving as Trustee effective April 1, 2023.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Equiniti Trust Company, LLC (“EQ”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct EQ, or your financial intermediary, otherwise.If you would prefer that your Eaton Vance documents not be householded, please contact EQ or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by EQ or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Share Repurchase Program. The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.
Additional Notice to Shareholders. If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information. Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Fund Offices
Two International Place
Boston, MA 02110

7745    6.30.23

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as the sub-adviser of the Fund. Charles B. Gaffney, Douglas R. Rogers, CFA, CMT and Thomas C. Seto comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Messrs. Gaffney and Rogers are Vice Presidents of Eaton Vance, have managed other Eaton Vance portfolios for more than five years, and have been portfolio managers of the Fund since May 2023.

Mr. Seto is Head of Investment Management at Parametric, has managed other Eaton Vance portfolios for more than five years and has been a portfolio manager of the Fund since April 2005.

The following table shows, as of June 30, 2023, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Charles B. Gaffney(1)
Registered Investment Companies	12	$10,189.6		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	0	$0		0	$0
Douglas R. Rogers, CFA, CMT(1)(2)
Registered Investment Companies	12	$8,641.2		0	$0
Other Pooled Investment Vehicles	1	$16.6		0	$0
Other Accounts	5	$46.6		0	$0
Thomas C. Seto(1)
Registered Investment Companies	66	$34,864.6	(3)	0	$0
Other Pooled Investment Vehicles	7	$987.2		0	$0
Other Accounts	81,491	$207,228.7	(4)	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

(2)

This portfolio manager may provide advisory services for certain of the “Other Accounts” on a nondiscretionary or model basis. For “Other Accounts” that are part of a wrap account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap account program. The assets managed may include assets advised on a nondiscretionary or model basis.

(3)

This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.

(4)

For “Other Accounts” that are part of a wrap or model account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap or model account program.

The following table shows, as of June 30, 2023, the dollar range of Fund shares beneficially owned by each portfolio manager.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Charles B. Gaffney	None
Douglas R. Rogers, CFA, CMT	None
Thomas C. Seto	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Eaton Vance’s parent company, Morgan Stanley.

Base salary compensation. Generally, portfolio managers and research analysts receive base salary compensation based on the level of their position with the adviser.

Incentive compensation. In addition to base compensation, portfolio managers and research analysts may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates including Eaton Vance. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Individual contribution and performance

•	Contribution to client objectives

•	Revenue and profitability of the firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Team, product and/or Eaton Vance performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager (1) (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods), (2) provided that for funds that are tax-managed or otherwise have an objective of after-tax returns, performance net of taxes will be considered

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider Further the only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(1)	Generally, this is total return performance, provided that consideration may also be given to relative risk-adjusted performance.

(2)

When a fund’s peer group as determined by Lipper or Morningstar is deemed by the relevant Eaton Vance Chief Investment Officer, or in the case of the sub-advised Funds, the Director of Product Development and Sub-Advised Funds, not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

By:	/s/ R. Kelly Williams, Jr.
R. Kelly Williams, Jr.
President

Date: August 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: August 22, 2023

By:	/s/ R. Kelly Williams, Jr.
R. Kelly Williams, Jr.
President

Date: August 22, 2023